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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors of Acclaim Entertainment, Inc.:

We consent to the use in this registration statement on Amendment No. 1 to Form S-3 (Reg. No. 333-72503) of Acclaim Entertainment, Inc. of our report dated October 22, 1998, which report is included in Acclaim's 1998 Annual Report on Form 10-K, and is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                              KPMG LLP

New York, New York
August 20, 1999